                    AMENDMENT TO SECURITIES LENDING AGREEMENT

         AMENDMENT {"Amendment"), dated October 01, 2002, to the securities lending agreement ("Lending Agreement"), dated December 22, 1998, between JPMorgan Chase Bank ("JPMorgan") (formerly The Chase Manhattan Bank) and each of the Delaware registered investment companies listed on Schedule A to the Lending Agreement (each a "Lender").

         For good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed between JPMorgan and each Lender as follows:

1. Existing Schedule A to the Lending Agreement is hereby deleted and the Schedule A annexed hereto is substituted thereof.

2. Notwithstanding the foregoing, the Lending Agreement shall continue with full force and effect as respects Loans by any Lender outstanding as of the effective date hereof, which Loans, however, shall be terminated as soon as reasonably practicable in the case of any Lender appearing on deleted Schedule A but not on substituted Schedule A.

3. Except expressly amended by this Amendment, the Lending Agreement shall remain in full force and effect in accordance with its terms.

4. All references to the Lending Agreement in the Agreement or any other document executed or delivered in connection therewith shall, from an after the effective date of this Amendment, be deemed to be references to the Lending Agreement, as amended hereby, unless the context expressly requires otherwise.

5. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

6. This Amendment shall be governed by an construed in accordance with the laws of the State of New York, without giving effect to its principles of conflict of laws.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first-above written.

JPMorgan Chase Bank                    DELAWARE INVESTMENTS FAMILY OF
(formerly The Chase Manhattan Bank)    FUNDS

By:  /s/ Christopher Martin            By:  /s/ David K. Downes
     ----------------------                 -------------------
Name:  Christopher Martin              Name:  David K. Downes
Title: Vice President                  Title: President/Chief Executive Officer/
Date:  October 2, 2002                        Chief Financial Officer
                                       Date:  October 10, 2002

                                                           Schedule A
                                                           ----------

                                           Schedule of Accounts Eligible for Lending

Currently Lending:
                                                                                                             ------------
   *Domestic                                                                                                   Approved
                                                                                                             ------------
     Titan                                                                                                    Yes    No
     -----                                                                                                   ------ -----
     P50665                                             VIP LARGE CAP VALUE SERIES                             X
                                                                                                             ------ -----
     P50669                                             VIP BALANCED SERIES                                    X
                                                                                                             ------ -----
     P50670                                             VI[P GROWTH OPPORTUNITIES SERIES                       X
                                                                                                             ------ -----
     P50671                                             DELAWARE DELCHESTER FUND                               X
                                                                                                             ------ -----
     P50672                                             VIP TREND SERIES                                       X
                                                                                                             ------ -----
     P50676                                             DELAWARE BALANCED FUND                                 X
                                                                                                             ------ -----
     P50677                                             DELAWARE DEVON FUND                                    X
                                                                                                             ------ -----
     P50684                                             DELAWARE GROWTH OPPORTUNITIES FUND                     X
                                                                                                             ------ -----
     P50685                                             DELAWARE SMALL-CAP VALUE FUND                          X
                                                                                                             ------ -----
     P82406                                             DELAWARE TREND FUND                                    X
                                                                                                             ------ -----
     P82404                                             DELAWARE DECATUR EQUITY INCOME FUND                    X
                                                                                                             ------ -----
     P82405                                             DELAWARE GROWTH & INCOME FUND                          X
                                                                                                             ------ -----
     P50679                                             DELAWARE REIT FUND                                     X
                                                                                                             ------ -----
     P50673       (Subject to Restriction 1)            VIP SMALL CAP VALUE SERIES                             X
                                                                                                             ------ -----
     P50683                                             DELAWARE INVESTMENTS DIVIDEND AND INCOME               X
                                                                                                             ------ -----

                                                                                                             ------------
 *International                                                                                                Approved
 --------------                                                                                              ------------
     Titan                                      GTI                                                           Yes    No
     -----                                      ---                                                          ------ -----
     P81294                                     7689    VIP INTERNATIONAL EQUITY SERIES                        X
                                                                                                             ------ -----
     P81295                                     7690    DPT INTERNATIONAL EQUITY PORTFOLIO                     X
                                                                                                             ------ -----
     P81296                                     7691    DPTGLOBAL FIXED INCOME PORTFOLIO                       X
                                                                                                             ------ -----
     P81297                                     7692    DPT LABOR SELECT INT'L EQUITY PORTFOLIO                X
                                                                                                             ------ -----
     P81298                                     7693    DELAWARE  INTERNATIONAL VALUE EQUITY FUND              X
                                                                                                             ------ -----
     P81776       (Subject to Restriction 2)    9849    DPT EMERGING MARKETS PORTFOLIO                         X
                                                                                                             ------ -----
     P82424                                    13852   DELAWARE GLOBAL DIVIDEND AND INCOME FUND                X
                                                                                                             ------ -----